EXHIBIT 10.14
                       RECISION AND CANCELLATION AGREEMENT

         THIS RECISION AND CANCELLATION AGREEMENT made and entered into this 30th day of June, 2000, by and between Cartis, Inc., a Florida corporation ("Cartis"), and Advanced Technologies Development Company Limited ("ATD").

         In consideration of the mutual promises, covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, it is agreed by and between the parties as follows:

     1. Cartis has valid claims against ATD relating to an agreement by Cartis to purchase certain equipment and machinery from ATD dated February 21, 2000 (the "Agreement"); and

     2. ATD has valid claims against Cartis relating to the Agreement; and

     3. Cartis and ATD have agreed that it is in the best interest of both parties to release the claims each has against the other in consideration of such release; and

     4. Cartis does hereby release and discharge ATD from any and all obligations under said Agreement, in consideration of ATD voiding, cancelling and terminating said Agreement ab initio, thereby restoring the parties to their original positions; and

     5. ATD does hereby release and discharge Cartis from any and all obligations under said Agreement, in consideration of Cartis voiding, cancelling and terminating said Agreement ab initio, thereby restoring the parties to their original positions; and

     6. ATD does hereby tender the 3,000,000 shares issued in connection with the Agreement for cancellation effective as of February 21, 2000:

     8. ATD by signature affixed hereto authorizes and directs the transfer agent of Cartis to cancel and void said shares effective as of February 21, 2000; and

     9. The signature of each of the parties hereto constitutes their consent to all of the foregoing and this document may be executed in counterparts.


Advanced Technologies Development            Cartis, Inc.
Company Limited


By:  /s/ Herve Gallion                       By:  /s/ Cyril Heitzler
--------------------------------             -------------------------------
      Herve Gallion,                         Cyril Heitzler, Secretary,
      an authorized representative           Treasurer and Director